ABS New Issue Term Sheet

MASTR Asset Backed Securities Trust 2005-AB1

Mortgage Pass-Through Certificates

$787,552,000

(APPROXIMATE)

Wells Fargo Bank, N.A.

(MASTER SERVICER)

Mortgage Asset Securitization Transactions, Inc.

(DEPOSITOR)

UBS Real Estate Securities Inc.

(MORTGAGE LOAN SELLER)

October 4, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by UBS Securities LLC (“UBS”), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates other than UBS. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates other than UBS in connection with the proposed transaction. This material is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

MASTR Asset Backed Securities Trust 2005-AB1 Mortgage Pass-Through Certificates

COMPUTATIONAL MATERIALS DISCLAIMER

The information contained herein will be supplemented by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBS Securities LLC (“UBS”) and will be supplemented by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBS is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBS in reliance upon information furnished by the Originators. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' appropriateness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBS nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN UBS). UBS IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by UBS Securities LLC (“UBS”), is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBS and not by the Issuer of the securities or any of its affiliates other than UBS. UBS is acting as Underwriter and not acting as Agent for the Issuer or its affiliates other than UBS in connection with the proposed transaction. This material is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be allinclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be supplemented by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

MASTR Asset Backed Securities Trust 2005-AB1

Mortgage Pass-Through Certificates

$ (787,552,000)

Structure Overview
Class(1,2)	Approx. Size ($)(3)	Certificate Type	Expected WAL (years) Call(4) / Mat(4)	Expected Principal Window Start - Call(4) - Mat(4)	Legal Final Distribution Date	Expected Ratings S&P / Moody’s
A-1(6)	300,992,000	FLT / SEN / SEQ	1.00 / 1.00	1 - 23 - 23	12/2035	AAA / Aaa
A-2(5)	24,437,000	FIX / SEN / SEQ	2.00 / 2.00	23 - 25 - 25	12/2035	AAA / Aaa
A-3(5)	188,910,000	FIX / SEN / SEQ	3.00 / 3.00	25 - 52 - 52	12/2035	AAA / Aaa
A-4(5)	59,677,000	FIX / SEN / SEQ	5.00 / 5.00	52 - 71 - 71	12/2035	AAA / Aaa
A-5(5)	83,953,000	FIX / SEN / SEQ	7.62 / 9.83	71 - 98 - 225	12/2035	AAA / Aaa
A-6(5)	73,108,000	FIX / SEN / NAS	6.35 / 6.53	37 - 98 - 223	12/2035	AAA / Aaa
X	105,000,000	FIX / SEN / SCH / IO			12/2035	AAA / Aaa
M-1(5,7)	11,848,000	FIX / MEZ	5.43 / 5.92	37 - 98 - 157	12/2035	AA+ / Aa1
M-2(5,7)	10,269,000	FIX / MEZ	5.43 / 5.88	37 - 98 - 149	12/2035	AA / Aa2
M-3(5,7)	7,109,000	FIX / MEZ	5.43 / 5.84	37 - 98 - 140	12/2035	AA- / Aa3
M-4(5,7)	4,739,000	FIX / MEZ	5.43 / 5.79	37 - 98 - 133	12/2035	A+ / A1
M-5(5,7)	5,529,000	FIX / MEZ	5.43 / 5.73	37 - 98 - 127	12/2035	A / A2
M-6(5,7)	5,134,000	FIX / MEZ	5.43 / 5.64	37 - 98 - 119	12/2035	A- / A3
M-7(5,7)	3,949,000	FIX / MEZ	5.43 / 5.52	37 - 98 - 109	12/2035	BBB+ / Baa1
M-8(5,7)	3,949,000	FIX / MEZ	5.33 / 5.33	37 - 98 - 99	12/2035	BBB / Baa2
M-9(5,7)	3,949,000	FIX / MEZ	4.96 / 4.96	37 - 86 - 86	12/2035	BBB- / Baa3

Notes:

(1)

The Certificates are backed by the cash flow from a pool of first lien, fixed-rate mortgage loans.

(2)

The Certificates, other than the Class X Certificates, will be subject to the related Net WAC Rate Cap as described herein.

(3)

The Approximate Size is subject to a permitted variance of plus or minus 10%.

(4)

See the Pricing Speed below.

(5)

After the Optional Termination Date, the Pass-Through Rate will increase by 0.50%, subject to the Net WAC Rate Cap.

(6)

After the Optional Termination Date, the margin on the Class A-1 Certificates will increase to 2.0x their initial margin.

(7)

The Class M Certificates are not expected to receive any principal distributions prior to the Stepdown Date.

Pricing Speed

Pricing Speed
Mortgage Loans	4% CPR increasing to 24% CPR over 12 months and 24% CPR thereafter

Transaction Highlights

·

The Mortgage Loans consist of fixed rate, first lien, mainly fully-amortizing, residential Mortgage Loans.

·

The transaction consists of a Senior / Mezz / OC structure.

·

The Credit Enhancement for the Certificates will be provided through Subordination, Overcollateralization, Mortgage Insurance and Excess Spread.

·

None of the Mortgage Loans are classified as “High Cost” loans.

·

The Certificates will be ERISA eligible.

·

All numbers and percentages herein relating to the Mortgage Loans are as of the Cut-off Date.

·

The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

·

Bloomberg: MABS 2005-AB1

·

Intex: MABS05A1

Distribution By Servicer
Servicer	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Wells Fargo*	3,593	603,173,996	76.36	167,875	6.928	79.92	666	1.22
Cenlar	347	83,903,192	10.62	241,796	7.082	73.19	693	8.64
Indymac	245	35,572,542	4.50	145,194	5.887	62.90	700	17.00
Greenpoint	61	31,976,926	4.05	524,212	6.734	77.55	712	7.32
Chase Home Mtg	127	10,267,527	1.30	80,847	5.811	71.40	715	99.47
National City Mortgage	22	10,053,395	1.27	456,972	7.373	86.01	706	14.95
GMAC Mortgage	28	5,055,536	0.64	180,555	6.893	74.35	701	19.38
Other	44	9,924,252	1.26	225,551	5.906	73.46	713	65.94
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

* Prior 11/1/2005, 11.20% of these Mortgage Loans will be serviced by GMAC Mortgage

Distribution By Originator
Originator	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Wells Fargo Home Mortgage, Inc.	3,333	536,969,082	67.98	161,107	6.956	81.19	663	0.00
UBS Conduit	251	63,260,901	8.01	252,035	6.787	71.03	684	12.24
Indymac	245	35,572,542	4.50	145,194	5.887	62.90	700	17.00
Greenpoint Mortgage Corporation	61	31,976,926	4.05	524,212	6.734	77.55	712	7.32
Lancaster Mortgage Bankers	108	27,985,093	3.54	259,121	7.808	78.38	681	6.00
Equity Now	61	21,490,528	2.72	352,304	6.667	65.04	687	0.00
Southstar	115	19,911,960	2.52	173,147	7.115	78.37	701	13.37
Mortgage IT	60	11,624,629	1.47	193,744	6.214	70.79	712	16.78
Chase Mortgage	127	10,267,527	1.30	80,847	5.811	71.40	715	99.47
Other	106	30,868,178	3.91	291,209	6.505	72.95	713	31.02
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Collateral Summary
Statistics for the fixed-rate mortgage loans listed below are based on their October 1, 2005 scheduled balances scaled down to 98% unless otherwise noted.
	Summary Statistics	Range (if applicable)
Number of Mortgage Loans:	4,467
Aggregate Current Principal Balance:	$789,927,365
Average Current Principal Balance(1) :	$180,445	$11,347 - $1,996,374
Aggregate Original Principal Balance:	$792,541,369
Average Original Principal Balance(1) :	$181,042	$11,375 - $2,000,000
Fully Amortizing Mortgage Loans:	99.99%
Interest Only Loans:	4.41%
% Balloon Loans:	0.01%
1st Lien:	100.00%
% MI:	38.97%
Wtd. Avg. Gross Coupon:	6.87%	4.75% - 9.88%
Wtd. Avg. Original Term (months):	342	120 - 360
Wtd. Avg. Remaining Term (months):	339	60 - 360
Wtd. Avg. Original LTV:	78.19%	6.90% - 100.00%
Wtd. Avg. Borrower FICO(2) :	674	557 - 816
Geographic Distribution (Top 5):	California 16.09%
	Florida 11.89%
	New York 11.73%
	New Jersey 8.61%
	Pennsylvania 4.04%

(1) Based on non-scaled balances.

(2) Excludes mortgage loans with a zero FICO.

Transaction Overview
Issuer:	MASTR Asset Backed Securities Trust 2005-AB1
Depositor:	Mortgage Asset Securitization Transactions, Inc.
Mortgage Loan Seller:	UBS Securities Real Estate Securities Inc.
Master Servicer, Trust Administrator and Custodian:	Wells Fargo Bank, N.A.
Trustee:	[ TBD ]
Cap Provider:	UBS AG
Lead Underwriter:	UBS Securities LLC
Securities:

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, (collectively referred to herein as the “Class A Certificates”), the Class X Certificates, and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates, (collectively referred to herein as the “Class M Certificates”). The Certificates are backed by a pool of first lien, fixed-rate mortgage loans (“Mortgage Loans").

Offered Certificates:	The Class A, Class X and Class M Certificates.
Retained Certificates:	The Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates (retained by UBS Securities LLC).
Collateral:	As of October 1, 2005, the Mortgage Loans will consist of approximately 4,467 fixed-rate, first lien, closed-end, mortgage loans totaling approximately $789,927,365.
Expected Pricing Date:	On or about October [5], 2005
Expected Closing Date:	On or about October 31, 2005
Cut-off Date:	October 1, 2005
Record Date:

The first day of the month immediately preceding the month in which the Distribution Date occurs (with the exception of the Class A-1 Certificates). The Class A-1 Certificates will have a Record Date of two days immediately preceding each Distribution Date.

Distribution Date:	The 25thday of each month (or if such 25thday is not a business day, the next succeeding business day) commencing in November 2005.
Determination Date:

The Determination Date with respect to any Distribution Date is on the 15thday of the month in which the Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15thday.

Due Period:

The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which the Distribution Date occurs and ends on the first day of the month in which the Distribution Date occurs.

Prepayment Period:	The calendar month preceding the months in which the related Remittance Date occurs.
Interest Accrual Period:

Interest on the Class A, Class X, and Class M Certificates, with the exception of the Class A-1 Certificates, will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis). The Interest on the Class A-1 Certificates will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date based on an actual/360 day basis. The Class A-1 Certificates will initially settle flat (no accrued interest).

Optional Termination:

The Master Servicer, at the direction and on behalf of, the majority holder of the Class CE Certificates, (or if such majority holder fails to exercise its option, the Master Servicer, if any) may purchase all of the Mortgage Loans and REO properties and retire the certificates on or after the Optional Termination Date.

Optional Termination Date:

The first Distribution Date on which the aggregate principal balance of the Mortgage Loans, after giving effect to distributions to be made on that Distribution Date, is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

ERISA:

The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences subject to certain investor-based exemptions under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of s uch Certificates.

SMMEA:

The Senior Certificates, Class M-1, Class M-2 and Class M-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The remaining Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Taxation:	The Trust will be established as one or more REMICs for federal income tax purposes.
Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:	$25,000 and integral multiples of $1 in excess thereof; provided certificates must be purchased in minimum total investments of $100,000.

Credit Enhancement
Credit Enhancement:	1) Excess Spread
	2) Overcollateralization (“OC”)
	3) Subordination
Overcollateralization Target Amount:

With respect to any Distribution Date prior to the Stepdown Date, the Overcollateralization Target Amount will be approximately 0.80% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. With respect to any Distribution Date on or after the Stepdown Date provided a Trigger Event is not in effect, the Overcollateralization Target Amount will be the greater of (i) 1.60% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period and (ii) the product of 0.35% and the aggregate principal balance of the Mortgage Loans as of the cut-off date. With respect to any Distribution Date on or after the Stepdown Date on which a Trigger Event is in effect, the Overcollateralization Target Amount shall be the Overcollateralization Target Amount for the preceding Distribution Date. On the closing date, it is expected that the actual overcollateralization amount will be approximately 0.30% of the aggregate principal balance as of the cut-off date.

Stepdown Date:

The earlier to occur of (i) the first Distribution Date on which the Aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (A) the Distribution Date in November 2008 and (B) the date that the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distributions of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on such Distribution Date) is greater than or equal to 15.9%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any class and any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the OC) by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the Distribution Date

	EXPECTED CREDIT ENHANCEMENT PERCENTAGE
	Class	Target before Stepdown Date	After Stepdown Date
	Class A and Class X	7.95%	15.90%
	M-1	6.45%	12.90%
	M-2	5.15%	10.30%
	M-3	4.25%	8.50%
	M-4	3.65%	7.30%
	M-5	2.95%	5.90%
	M-6	2.30%	4.60%
	M-7	1.80%	3.60%
	M-8	1.30%	2.60%
	M-9	0.80%	1.60%

Trigger Event:

With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

(a)

the percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage of the Class A Certificates; the percentage will be 40%; or

(b)

the aggregate amount of realized loss incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages as set forth below with respect to such Distribution Date:

	Payment Date Occurring in	Percentage
	November 2007 through October 2008	[0.50]% for the first month, plus an additional 1/12th of [0.50]% for each month thereafter
	November 2008 through October 2009	[1.00]% for the first month, plus an additional 1/12th of [0.45]% for each month thereafter
	November 2009 through October 2010	[1.45]% for the first month, plus an additional 1/12th of [0.25]% for each month thereafter
	November 2010 through October 2011	[1.70]% for the first month, plus an additional 1/12th of [0.10]% for each month thereafter
	November 2011 and thereafter	[1.80]%

Payment of Interest

Interest Payment Priority:

On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

(i)

to the holders of the Class X Certificates, the Class X Interest Distribution Amount.

(ii)

to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, pro-rata the Senior Interest Distribution Amount related to such Certificates;

(iii)

to the holders of the Class M-1 Certificates, the Interest Distribution Amount for such class;

(iv)

to the holders of the Class M-2 Certificates, the Interest Distribution Amount for such class;

(v)

to the holders of the Class M-3 Certificates, the Interest Distribution Amount for such class;

(vi)

to the holders of the Class M-4 Certificates, the Interest Distribution Amount for such class;

(vii)

to the holders of the Class M-5 Certificates, the Interest Distribution Amount for such class;

(viii)

to the holders of the Class M-6 Certificates, the Interest Distribution Amount for such class;

(ix)

to the holders of the Class M-7 Certificates, the Interest Distribution Amount for such class;

(x)

to the holders of the Class M-8 Certificates, the Interest Distribution Amount for such class; and

(xi)

to the holders of the Class M-9 Certificates, the Interest Distribution Amount for such class.

Servicing Advances:

The Servicer is required to advance delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to reimbursement for these advances, and therefore these advances are not a form of credit enhancement.

Pass-Through Rate:

The Pass-Through Rate on any Distribution Date with respect to each class of Certificates, with the exception of the Class A-1 and Class X Certificates will equal the lesser of (a) a fixed rate (to be determined) and (b) the related Net WAC Rate Cap for such Distribution Date. After the Optional Termination Date, the rate in clause (a) above will increase by 0.50%.

The Class A-1 Pass-Through Rate on any Distribution Date will be a per annum rate equal to the lesser of (i) one-month LIBOR plus the Class A-1 Margin, which will increase to twice the initial margin if the certificates are not called (ii) the Net WAC Cap and (iii) 10%.

Interest Distribution Amount:

The Interest Distribution Amount for each of the Class A, Class X, and Class M Certificates on any Distribution Date will be equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance or notional amount of that class immediately prior to such Distribution Date at the then applicable Pass-Through Rate for such class and reduced (to not less than zero), in the case of each such class, by the allocable share, if any, for such class of Prepayment Interest Shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Relief Act in each case to the extent not allocated to interest accrued on the Class CE Certificates.

Class X Interest Distribution

Amount

The Class X Interest Distribution Amount on any Distribution Date will be equal to interest accrued during the Interest Accrual Period on the Class X Notional Scheduled Balance for the related period. The Class X Notional Scheduled Balance is included at the end of this term sheet.

Senior Interest Distribution

Amount:

The Senior Interest Distribution Amount on any Distribution Date will be equal to the sum of the Interest Distribution Amount for such Distribution Date with respect to the Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date with respect to the Class A Certificates.

Net WAC Rate Cap:

The per annum rate equal to the weighted average of the mortgage rates of each Mortgage Loan minus the sum of the Servicing Fee Rate, the rate at which the mortgage insurance premium is paid and the Class X Interest Distribution Amount, multiplied by 12 and divided by the aggregate principal balance of the mortgage loans. For the Class A-1 Certificates, this rate will be multiplied by 30/actual days in the Accrual Period.

Corridor Contract

The Trust will include an interest rate corridor contract for the benefit of the Class A-1 Certificates (the “Class A-1 Corridor Contract”). After the Closing Date, the notional amount of the Class A-1 Corridor Contract will amortize down pursuant to the related amortization schedule. With respect to each Distribution Date, payments received on the Class A-1 Corridor Contract will be based upon the scheduled notional amount of the Class A-1 Corridor Contract, and these payments will be used to pay any current and unpaid Class A-1 Net WAC Rate Carryover Amounts. After the Optional Termination Date, the margin on the Class A-1 Certificates will increase to 2.0x its initial margin.

Net WAC Rate Carryover

Amount:

For the Class A and Class M Certificates, with the exception of the Class A-1 Certificates, and any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap. The Net WAC Rate Carryover Amount will be distributed from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

For the Class A-1 Certificates and any Distribution Date will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been subject to the applicable Net WAC Rate Cap over (ii) the amount of interest accrued based on the applicable Net WAC Rate Cap, and (b) the aggregate of any unpaid Net WAC Rate Carryover Amount from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable interest rate caps). The Net WAC Rate Carryover Amount will be paid to the Class A-1 Certificates to the extent available from proceeds received on the Class A-1 Corridor Contract and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period.

Net Monthly Excess Cashlow:

For any Distribution Date, the sum of (x) the excess of the Available Funds over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A and Class X Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Payment of Principal

Principal Distribution

Amount:

The Principal Distribution Amount for any Distribution Date will be the sum of (i) the principal portion of all scheduled monthly payments on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of Mortgage Loans (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, and (iv) any Overcollateralization Increase Amount for such Distribution Date, minus any Overcollateralization Release Amount for such Distribution Date.

Senior Principal Distribution

Amount:

The Senior Principal Distribution Amount is an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [84.1]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class A Principal Distribution

Amount:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Class A Principal Distribution Amount is equal to the Principal Distribution Amount. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Class A Principal Distribution Amount is equal to the Senior Principal Distribution Amount.

NAS Priority Amount

The lesser of (a) 98% of the Class A Principal Distribution Amount and (b) The Class A Principal Distribution Amount multiplied by the NAS Distribution Percentage.

NAS Distribution Percentage

0% through the distribution date in October 2008; 45% of the applicable NAS Percentage thereafter through the distribution date in October 2010; 80% of the applicable NAS Percentage thereafter through the distribution date in October 2011; 100% of the applicable NAS Percentage thereafter through the distribution date in October 2012; 300% of the applicable NAS Percentage thereafter.

NAS Percentage

The percentage obtained by dividing (a) the class certificate balance of the Class A-6 Certificates immediately preceding such distribution date by (b) the aggregate class certificate balances of the Class A Certificates immediately preceding such distribution date.

Class M-1 Principal Distribution

Amount:

The “Class M-1 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [87.1]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-2 Principal Distribution

Amount:

The “Class M-2 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [89.7]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-3 Principal Distribution

Amount:

The “Class M-3 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1, and Class M-2 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [91.5]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-4 Principal Distribution

Amount:

The “Class M-4 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [92.7]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-5 Principal Distribution

Amount:

The “Class M-5 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [94.1]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-6 Principal Distribution

Amount:

The “Class M-6 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [95.4]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-7 Principal Distribution

Amount:

The “Class M-7 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [96.4]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-8 Principal Distribution

Amount:

The “Class M-8 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [97.4]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Class M-9 Principal Distribution

Amount:

The “Class M-9 Principal Distribution Amount” is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [98.4]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[2,764,746].

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i) The Class A Principal Distribution Amount will be distributed first, to the holders of the Class A-6 Certificates, an amount up to the NAS Priority Amount, until the Certificate Principal Balance thereof has been reduced to zero, and second, principal remaining will be distributed, sequentially to the holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero, and third, to the holders of the Class A-6, without regard to the NAS Priority Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ii) to the holders of the Class M-1 Certificates, any Principal Distribution Amount remaining after the payment of (i) above until the Certificate Principal Balance thereof has been reduced to zero;

(iii) to the holders of the Class M-2 Certificates, any Principal Distribution Amount remaining after the payment of (i), and (ii) above until the Certificate Principal Balance thereof has been reduced to zero;

(iv) to the holders of the Class M-3 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), and (iii) above until the Certificate Principal Balance thereof has been reduced to zero;

(v) to the holders of the Class M-4 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), and (iv) above until the Certificate Principal Balance thereof has been reduced to zero;

(vi) to the holders of the Class M-5 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), and (v) above until the Certificate Principal Balance thereof has been reduced to zero;

(vii) to the holders of the Class M-6 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), and (vi) above until the Certificate Principal Balance thereof has been reduced to zero;

(viii) to the holders of the Class M-7 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), and (vii) above until the Certificate Principal Balance thereof has been reduced to zero;

(ix) to the holders of the Class M-8 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), and (viii) above until the Certificate Principal Balance thereof has been reduced to zero; and

(x) to the holders of the Class M-9 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), and (ix) above until the Certificate Principal Balance thereof has been reduced to zero.

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed as follows:

(i) The Class A Principal Distribution Amount will be distributed first, to the holders of the Class A-6 Certificates, an amount up to the NAS Priority Amount, until the Certificate Principal Balance thereof has been reduced to zero, and second, principal remaining will be distributed, sequentially to the holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero, and third, to the holders of the Class A-6, without regard to the NAS Priority Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ii) to the holders of the Class M-1 Certificates, any Principal Distribution Amount remaining after the payment of (i) above until the Certificate Principal Balance thereof has been reduced to zero;

(iii) to the holders of the Class M-2 Certificates, any Principal Distribution Amount remaining after the payment of (i), and (ii) above until the Certificate Principal Balance thereof has been reduced to zero;

(iv) to the holders of the Class M-3 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), and (iii) above until the Certificate Principal Balance thereof has been reduced to zero;

(v) to the holders of the Class M-4 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), and (iv) above until the Certificate Principal Balance thereof has been reduced to zero;

(vi) to the holders of the Class M-5 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), and (v) above until the Certificate Principal Balance thereof has been reduced to zero;

(vii) to the holders of the Class M-6 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), and (vi) above until the Certificate Principal Balance thereof has been reduced to zero;

(viii) to the holders of the Class M-7 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), and (vii) above until the Certificate Principal Balance thereof has been reduced to zero;

(ix) to the holders of the Class M-8 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), and (viii) above until the Certificate Principal Balance thereof has been reduced to zero; and

(x) to the holders of the Class M-9 Certificates, any Principal Distribution Amount remaining after the payment of (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), and (ix) above until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, Principal Distribution Amount shall be distributed as follows:

(i)

The Class A Principal Distribution Amount will be distributed first, to the holders of the Class A-6 Certificates, an amount up to the NAS Priority Amount, until the Certificate Principal Balance thereof has been reduced to zero, and second, principal remaining will be distributed, sequentially to the holders of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, in that order, until the Certificate Principal Balances thereof have been reduced to zero, and third, to the holders of the Class A-6, without regard to the NAS Priority Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ii)

to the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Pr incipal Balance thereof has been reduced to zero;

(iii)

to the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

to the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

to the holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

to the holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

to the holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(viii)

to the holders of the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(ix)

to the holders of the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

(x)

to the holders of the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Payment of Excess Cashflow

Monthly Excess Cashflow

Distributions:

With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be distributed as follows:

(i) to the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount distributable as part of the Principal Distribution Amount;

(ii) to the holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(iii) to the holders of the Class M-1 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(iv) to the holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(v) to the holders of the Class M-2 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(vi) to the holders of the Class M-3 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(vii) to the holders of the Class M-3 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(viii) to the holders of the Class M-4 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(ix) to the holders of the Class M-4 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(x) to the holders of the Class M-5 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xi) to the holders of the Class M-5 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xii) to the holders of the Class M-6 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xiii) to the holders of the Class M-6 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xiv) to the holders of the Class M-7 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xv) to the holders of the Class M-7 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xvi) to the holders of the Class M-8 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xvii) to the holders of the Class M-8 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xviii) to the holders of the Class M-9 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Certificates;

(xix) to the holders of the Class M-9 Certificates, in an amount equal to the previously allocated Realized Loss Amounts;

(xx) to make payments to the Net WAC Rate Carryover Reserve Account, to the extent required, to distribute to the holders of the Class A, and the Class M Certificates any Net WAC Rate Carryover Amounts for such classes; and

(xxi) to the holders of the Class CE, Class R, Class R-X and Class P Certificates as provided in the Pooling and Servicing Agreement.

Sensitivity Analysis
To Optional Termination

Class A-1 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	1.76	1.26	1.00	0.84	0.72
Principal Window	1 - 43	1 - 30	1 - 23	1 - 19	1 - 16
Class –A-2 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	3.79	2.60	2.00	1.62	1.37
Principal Window	43 - 48	30 - 33	23 - 25	19 - 21	16 - 17
Class A-3 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	6.28	4.05	3.00	2.34	1.94
Principal Window	48 - 121	33 - 72	25 - 52	21 - 40	17 - 31
Class A-4 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	11.74	7.39	5.00	3.81	2.82
Principal Window	121 - 164	72 - 112	52 - 71	40 - 53	31 - 41
Class A-5 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	14.91	10.56	7.62	5.69	4.42
Principal Window	164 - 181	112 - 129	71 - 98	53 - 78	41 - 63
Class A-6 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	7.76	6.94	6.35	5.65	4.91
Principal Window	37 - 181	37 - 129	37 - 98	39 - 78	41 - 63
Class X Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	1.62	1.62	1.62	1.62	1.62
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA -NA
Class M -1 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.49	3.95
Principal Window	61 - 181	42 - 129	37 - 98	38 - 78	40 - 63
Class M -2 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.47	3.91
Principal Window	61 - 181	42 - 129	37 - 98	38 - 78	39 - 63

Class M -3 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.47	3.90
Principal Window	61 - 181	42 - 129	37 - 98	38 - 78	38 - 63
Class M -4 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.46	3.87
Principal Window	61 - 181	42 - 129	37 - 98	37 - 78	38 - 63
Class M -5 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.44	3.87
Principal Window	61 - 181	42 - 129	37 - 98	37 - 78	38 - 63
Class M -6 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.44	3.86
Principal Window	61 - 181	42 - 129	37 - 98	37 - 78	37 - 63
Class M -7 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.17	7.14	5.43	4.44	3.83
Principal Window	61 - 181	42 - 129	37 - 98	37 - 78	37 - 63
Class M -8 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.01	7.02	5.33	4.36	3.78
Principal Window	61 -181	42 - 129	37 - 98	37 - 78	37 - 63
Class M -9 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	9.36	6.53	4.96	4.06	3.54
Principal Window	61 - 161	42 - 114	37 - 86	37 - 68	37 - 56

Sensitivity Analysis
To Maturity

Class A-1 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	1.76	1.26	1.00	0.84	0.72
Principal Window	1 - 43	1 - 30	1 - 23	1 - 19	1 - 16
Class A-2 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	3.79	2.60	2.00	1.62	1.37
Principal Window	43 - 48	30 - 33	23 - 25	19 - 21	16 - 17
Class A-3 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	6.28	4.05	3.00	2.34	1.94
Principal Window	48 - 121	33 - 72	25 - 52	21 - 40	17 - 31
Class A-4 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	11.74	7.39	5.00	3.81	2.82
Principal Window	121 - 164	72 - 112	52 - 71	40 - 53	31 - 41
Class A-5 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	18.61	13.53	9.83	7.04	4.96
Principal Window	164 - 336	112 - 284	71 - 225	53 - 180	41 - 148
Class A-6 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	7.78	7.00	6.53	6.26	6.12
Principal Window	37 - 334	37 - 282	37 - 223	39 - 178	41 - 146
Class X Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	1.62	1.62	1.62	1.62	1.62
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA
Class M -1 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	11.00	7.78	5.92	4.88	4.28
Principal Window	61 - 275	42 - 205	37 - 157	38 - 125	40 - 102
Class M -2 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.94	7.73	5.88	4.82	4.22
Principal Window	61 - 264	42 - 194	37 - 149	38 - 118	39 - 97
Class M -3 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.88	7.67	5.84	4.79	4.18
Principal Window	61 - 252	42 - 183	37 - 140	38 - 111	38 - 91
Class M -4 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.81	7.61	5.79	4.75	4.11
Principal Window	61 - 240	42 - 173	37 - 133	37 - 105	38 - 86
Class M -5 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.71	7.54	5.73	4.68	4.08
Principal Window	61 - 231	42 - 166	37 - 127	37 - 101	38 - 82
Class M -6 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.56	7.42	5.64	4.61	4.01
Principal Window	61 - 217	42 - 156	37 - 119	37 - 94	37 - 77
Class M -7 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.35	7.27	5.52	4.51	3.90
Principal Window	61 - 201	42 - 143	37 - 109	37 - 86	37 - 70
Class M -8 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	10.02	7.02	5.33	4.36	3.78
Principal Window	61 - 183	42 - 131	37 - 99	37 - 78	37 - 64
Class M -9 Certificates
Pricing Speed	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
WAL	9.36	6.53	4.96	4.06	3.54
Principal Window	61 - 161	42 - 114	37 - 86	37 - 68	37 - 56

Class A-1 Interest Rate Cap Corridor Notional Schedule
Period	Accrual Start	Accrual End	Cap Notional Schedule ($)	Low Strike (%)	High Strike (%)
1	10/31/2005	11/25/2005	300,992,000.00	6.892	10.000
2	11/25/2005	12/25/2005	293,815,723.39	5.713	10.000
3	12/25/2005	1/25/2006	285,398,115.81	5.517	10.000
4	1/25/2006	2/25/2006	275,754,259.96	5.509	10.000
5	2/25/2006	3/25/2006	264,904,808.08	6.177	10.000
6	3/25/2006	4/25/2006	252,889,491.91	5.555	10.000
7	4/25/2006	5/25/2006	239,780,028.28	5.734	10.000
8	5/25/2006	6/25/2006	225,613,459.35	5.533	10.000
9	6/25/2006	7/25/2006	210,430,220.72	5.708	10.000
10	7/25/2006	8/25/2006	194,353,890.29	5.504	10.000
11	8/25/2006	9/25/2006	177,995,903.09	5.560	10.000
12	9/25/2006	10/25/2006	161,975,641.01	5.735	10.000
13	10/25/2006	11/25/2006	146,325,717.15	5.530	10.000
14	11/25/2006	12/25/2006	131,037,506.98	5.704	10.000
15	12/25/2006	1/25/2007	116,102,584.61	5.499	10.000
16	1/25/2007	2/25/2007	101,512,718.22	5.483	10.000
17	2/25/2007	3/25/2007	87,259,865.64	6.114	10.000
18	3/25/2007	4/25/2007	73,315,336.62	5.492	10.000
19	4/25/2007	5/25/2007	59,692,175.11	5.663	10.000
20	5/25/2007	6/25/2007	46,382,881.44	5.459	10.000
21	6/25/2007	7/25/2007	33,380,128.79	5.628	10.000
22	7/25/2007	8/25/2007	20,676,759.14	5.424	10.000
23	8/25/2007	9/25/2007	8,265,779.44	5.405	10.000

Class X Notional Scheduled Balance

Period	Distribution Date	Cap Notional Schedule ($)	Coupon (%)
1	11/25/2005	105,000,000.00	5.00%
2	12/25/2005	105,000,000.00	5.00%
3	1/25/2006	105,000,000.00	5.00%
4	2/25/2006	105,000,000.00	5.00%
5	3/25/2006	95,000,000.00	5.00%
6	4/25/2006	95,000,000.00	5.00%
7	5/25/2006	95,000,000.00	5.00%
8	6/25/2006	95,000,000.00	5.00%
9	7/25/2006	95,000,000.00	5.00%
10	8/25/2006	95,000,000.00	5.00%
11	9/25/2006	85,000,000.00	5.00%
12	10/25/2006	85,000,000.00	5.00%
13	11/25/2006	85,000,000.00	5.00%
14	12/25/2006	85,000,000.00	5.00%
15	1/25/2007	85,000,000.00	5.00%
16	2/25/2007	85,000,000.00	5.00%
17	3/25/2007	80,000,000.00	5.00%
18	4/25/2007	80,000,000.00	5.00%
19	5/25/2007	80,000,000.00	5.00%
20	6/25/2007	80,000,000.00	5.00%
21	7/25/2007	80,000,000.00	5.00%
22	8/25/2007	80,000,000.00	5.00%
23	9/25/2007	80,000,000.00	5.00%

Net WAC Rate Cap (%) for Class A-1 Certificates(3)

Period	NWC(1)	Effective Rate(2)	Period	NWC(1)	Effective Rate (2)
1	7.04	10.00	41	7.01	7.01
2	5.86	10.00	42	6.33	6.33
3	5.67	10.00	43	6.55	6.55
4	5.66	10.00	44	6.33	6.33
5	6.33	10.00	45	6.55	6.55
6	5.71	10.00	46	6.34	6.34
7	5.88	10.00	47	6.34	6.34
8	5.68	10.00	48	6.55	6.55
9	5.86	10.00
10	5.65	10.00
11	5.71	10.00
12	5.89	10.00
13	5.68	10.00
14	5.85	10.00
15	5.65	10.00
16	5.63	10.00
17	6.26	10.00
18	5.64	10.00
19	5.81	10.00
20	5.61	10.00
21	5.78	10.00
22	5.57	10.00
23	5.56	10.00
24	6.54	6.54
25	6.33	6.33
26	6.54	6.54
27	6.33	6.33
28	6.33	6.33
29	6.77	6.77
30	6.33	6.33
31	6.54	6.54
32	6.33	6.33
33	6.54	6.54
34	6.33	6.33
35	6.33	6.33
36	6.54	6.54
37	6.33	6.33
38	6.54	6.54
39	6.33	6.33
40	6.33	6.33

(1) Assumes 1mLIBOR stays at 3.8375% and the cashflows are run to the Optional Termination at the pricing speed.

(2) Assumes 1mLIBOR increases to a level beyond the maximum allowable under the Mortgage Loans, the cashflows are run to Optional Termination at the Pricing Speed and all payments from the respective Interest

Rate Corridor are received and applied.

(3) Based on actual/360 basis.

Net WAC Rate Cap (%) for Class M and Class A Certificates (other than the Class A-1 Certificates)(1)(2)

Period	NWC	Effective Rate	Period	NWC	Effective Rate
1	5.87	5.87	41	6.54	6.54
2	5.86	5.86	42	6.55	6.55
3	5.86	5.86	43	6.55	6.55
4	5.85	5.85	44	6.55	6.55
5	5.90	5.90	45	6.55	6.55
6	5.90	5.90	46	6.55	6.55
7	5.88	5.88	47	6.55	6.55
8	5.87	5.87	48	6.55	6.55
9	5.86	5.86	49	6.55	6.55
10	5.84	5.84	50	6.55	6.55
11	5.90	5.90	51	6.55	6.55
12	5.89	5.89	52	6.55	6.55
13	5.87	5.87	53	6.55	6.55
14	5.85	5.85	54	6.55	6.55
15	5.84	5.84	55	6.55	6.55
16	5.82	5.82	56	6.55	6.55
17	5.85	5.85	57	6.55	6.55
18	5.83	5.83	58	6.55	6.55
19	5.81	5.81	59	6.55	6.55
20	5.80	5.80	60	6.55	6.55
21	5.78	5.78	61	6.55	6.55
22	5.76	5.76	62	6.55	6.55
23	5.74	5.74	63	6.55	6.55
24	6.54	6.54	64	6.55	6.55
25	6.54	6.54	65	6.55	6.55
26	6.54	6.54	66	6.55	6.55
27	6.54	6.54	67	6.55	6.55
28	6.54	6.54	68	6.55	6.55
29	6.54	6.54	69	6.55	6.55
30	6.54	6.54	70	6.55	6.55
31	6.54	6.54	71	6.56	6.56
32	6.54	6.54	72	6.56	6.56
33	6.54	6.54	73	6.56	6.56
34	6.54	6.54	74	6.56	6.56
35	6.54	6.54	75	6.56	6.56
36	6.54	6.54	76	6.56	6.56
37	6.54	6.54	77	6.56	6.56
38	6.54	6.54	78	6.56	6.56
39	6.54	6.54	79	6.56	6.56
40	6.54	6.54	80	6.56	6.56

Net WAC Rate Cap (%) for Class M and Class A Certificates (other than the Class A-1 Certificates)(1)(2)

Period	NWC	Effective Rate
81	6.56	6.56
82	6.56	6.56
83	6.56	6.56
84	6.56	6.56
85	6.56	6.56
86	6.56	6.56
87	6.56	6.56
88	6.56	6.56
89	6.56	6.56
90	6.56	6.56
91	6.56	6.56
92	6.56	6.56
93	6.56	6.56
94	6.57	6.57
95	6.57	6.57
96	6.57	6.57
97	6.57	6.57
98	6.57	6.57

(1) Assumes 1mLIBOR stays at 3.8375% and the cashflows are run to the Optional Termination at the pricing speed.

(2) Based on 30/360 basis.

Breakeven Table

Static Libor
Class	M1	M2	M3	M4	M5
Rating (S / M )	AA+ / Aa1	AA / Aa2	AA- / Aa3	A+ / A1	A / A2
Loss Severity (%)	40.00%	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	6.94	5.77	4.99	4.48	3.91
Collateral Loss (%)	8.53	7.30	6.44	5.86	5.19

Class	M6	M7	M8	M9
Rating (S / M )	A- / A3	BBB+ / Baa1	BBB / Baa2	BBB- / Baa3
Loss Severity (%)	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	3.40	3.02	2.66	2.38
Collateral Loss (%)	4.57	4.10	3.65	3.29

Forward Libor
Class	M1	M2	M3	M4	M5
Rating (S / M )	AA+ / Aa1	AA / Aa2	AA- / Aa3	A+ / A1	A / A2
Loss Severity (%)	40.00%	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	6.89	5.72	4.94	4.44	3.86
Collateral Loss (%)	8.48	7.2	6.38	5.81	5.13

Class	M6	M7	M8	M9
Rating (S / M / F)	A- / A3	BBB+ / Baa1	BBB / Baa2	BBB- / Baa3
Loss Severity (%)	40.00%	40.00%	40.00%	40.00%
Default (CDR) (%)	3.35	2.97	2.61	2.33
Collateral Loss (%)	4.51	4.04	3.59	3.23

Assumptions:

Run at Pricing Speed to Maturity

All Trigger Events Failing

12 month lag to recovery

"Break" is CDR that creates the first dollar loss on the related bond

Defaults are in addition to prepayments

Master Servicer advances 100% until liquidation

Excess Spread (4)

Period	% At Static LIBOR (1)(3)	% At Fwd LIBOR (2)(3)	Period	Static LIBOR (1)(3)	% At Fwd LIBOR (2)(3)
1	1.33900%	1.23098%	52	1.13014%	1.13014%
2	1.07754%	0.91915%	53	1.12568%	1.12568%
3	1.01713%	0.82559%	54	1.12457%	1.12457%
4	1.00372%	0.79425%	55	1.12342%	1.12342%
5	1.19261%	1.00365%	56	1.12222%	1.12222%
6	1.03672%	0.81078%	57	1.12099%	1.12099%
7	1.05744%	0.83061%	58	1.11970%	1.11970%
8	0.98719%	0.78013%	59	1.11838%	1.11838%
9	0.99610%	0.79298%	60	1.11700%	1.11700%
10	0.92287%	0.71661%	61	1.11558%	1.11558%
11	0.96168%	0.78126%	62	1.11366%	1.11366%
12	0.95902%	0.78951%	63	1.11168%	1.11168%
13	0.89058%	0.72638%	64	1.10965%	1.10965%
14	0.88121%	0.74254%	65	1.10755%	1.10755%
15	0.81591%	0.68301%	66	1.10538%	1.10538%
16	0.77719%	0.65771%	67	1.10377%	1.10377%
17	0.83960%	0.75056%	68	1.10378%	1.10378%
18	0.74111%	0.65527%	69	1.10377%	1.10377%
19	0.71454%	0.64493%	70	1.10375%	1.10375%
20	0.65890%	0.60345%	71	1.10372%	1.10372%
21	0.62442%	0.58462%	72	1.10702%	1.10702%
22	0.57255%	0.54662%	73	1.11066%	1.11066%
23	0.52776%	0.51765%	74	1.11373%	1.11373%
24	1.30813%	1.30813%	75	1.11687%	1.11687%
25	1.30171%	1.30171%	76	1.12009%	1.12009%
26	1.29558%	1.29558%	77	1.12338%	1.12338%
27	1.29059%	1.29059%	78	1.12675%	1.12675%
28	1.28546%	1.28546%	79	1.13020%	1.13020%
29	1.28021%	1.28021%	80	1.13373%	1.13373%
30	1.27482%	1.27482%	81	1.13734%	1.13734%
31	1.26929%	1.26929%	82	1.14104%	1.14104%
32	1.26361%	1.26361%	83	1.14482%	1.14482%
33	1.25780%	1.25780%	84	1.14870%	1.14870%
34	1.25183%	1.25183%	85	1.15267%	1.15267%
35	1.24571%	1.24571%	86	1.15123%	1.15123%
36	1.23943%	1.23943%	87	1.14975%	1.14975%
37	1.23299%	1.23299%	88	1.14823%	1.14823%
38	1.22793%	1.22793%	89	1.14703%	1.14703%
39	1.22200%	1.22200%	90	1.14621%	1.14621%
40	1.21592%	1.21592%	91	1.14576%	1.14576%
41	1.20969%	1.20969%	92	1.14567%	1.14567%
42	1.20331%	1.20331%	93	1.14594%	1.14594%
43	1.19677%	1.19677%	94	1.14654%	1.14654%
44	1.19007%	1.19007%	95	1.14748%	1.14748%
45	1.18320%	1.18320%	96	1.14875%	1.14875%
46	1.17616%	1.17616%	97	1.15034%	1.15034%
47	1.16895%	1.16895%	98	1.15224%	1.15224%
48	1.16157%	1.16157%
49	1.15400%	1.15400%
50	1.14624%	1.14624%
51	1.13829%	1.13829%

(1) Assumes 1mLIBOR stays at 3.8375%, and the cashflows are run to the Optional Termination at the pricing speed.

(2) Assumes 1mLIBOR increases to a level beyond the maximum allowable under the Mortgage Loans, the cashflows are run to Optional Termination at the Pricing Speed and all payments from the Interest Rate Corridor are received and applied.

(3) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing fee, the mortgage insurance fee and the Class X Interest Distribution Amount), less the aggregate interest on the Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning period (annualized).

(4) Based on actual/360 basis.

The Mortgage Loans (All Collateral)

Distribution By Original Principal Balance(1)
Original Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
<= 50,000.00	467	17,912,031	2.22	38,356	7.253	81.09	693	10.67
50,000.01 - 100,000.00	1,080	79,196,382	9.83	73,330	7.039	78.60	683	10.78
100,000.01 - 150,000.00	877	109,395,401	13.57	124,738	6.879	78.43	679	6.38
150,000.01 - 200,000.00	584	100,739,681	12.50	172,499	6.935	79.71	673	4.98
200,000.01 - 250,000.00	459	102,984,651	12.78	224,367	6.877	78.85	672	3.00
250,000.01 - 300,000.00	268	73,473,110	9.12	274,153	6.861	79.47	662	3.55
300,000.01 - 350,000.00	219	71,101,249	8.82	324,663	6.850	78.58	660	3.18
350,000.01 - 400,000.00	161	59,955,652	7.44	372,395	6.898	80.56	673	2.53
400,000.01 - 450,000.00	125	52,751,710	6.54	422,014	6.778	77.80	669	5.58
450,000.01 - 500,000.00	84	40,174,904	4.98	478,273	6.840	78.44	682	3.67
500,000.01 - 550,000.00	38	19,937,982	2.47	524,684	6.615	77.32	677	7.25
550,000.01 - 600,000.00	26	15,070,766	1.87	579,645	6.409	71.12	687	7.59
600,000.01 - 650,000.00	46	29,174,778	3.62	634,234	6.593	75.81	664	0.00
650,000.01 - 700,000.00	1	691,681	0.09	691,681	6.250	70.00	636	0.00
700,000.01 - 750,000.00	1	696,573	0.09	696,573	6.250	65.00	664	0.00
750,000.01 - 800,000.00	6	4,491,964	0.56	748,661	6.607	72.22	730	30.64
850,000.01 - 900,000.00	7	6,129,343	0.76	875,620	6.872	63.83	701	14.16
900,000.01 - 950,000.00	1	903,178	0.11	903,178	7.625	70.00	687	0.00
950,000.01 - 1,000,000.00	7	6,882,622	0.85	983,232	6.855	65.55	657	0.00
1,000,000.01 >=	10	14,384,672	1.78	1,438,467	6.725	66.59	696	13.30
Total:	4,467	806,048,332	100.00	180,445	6.868	78.19	674	5.34

(1) Based of the unscaled balances

Distribution By Current Unpaid Principal Balance(1)
Current Unpaid Principal Balance ($)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
<= 50,000.00	471	18,108,617	2.25	38,447	7.242	80.96	693	11.64
50,000.01 - 100,000.00	1,081	79,489,744	9.86	73,534	7.035	78.55	683	10.86
100,000.01 - 150,000.00	875	109,291,598	13.56	124,905	6.882	78.50	679	6.47
150,000.01 - 200,000.00	592	102,447,159	12.71	173,053	6.925	79.34	673	4.81
200,000.01 - 250,000.00	451	101,522,115	12.60	225,104	6.882	79.07	672	2.88
250,000.01 - 300,000.00	267	73,439,654	9.11	275,055	6.857	79.59	662	3.77
300,000.01 - 350,000.00	218	70,852,618	8.79	325,012	6.850	78.49	660	2.77
350,000.01 - 400,000.00	164	61,205,024	7.59	373,201	6.901	80.26	673	2.47
400,000.01 - 450,000.00	123	52,027,326	6.45	422,986	6.774	78.20	669	6.48
450,000.01 -500,000.00	84	40,221,717	4.99	478,830	6.831	78.31	683	4.88
500,000.01 - 550,000.00	36	19,017,181	2.36	528,255	6.649	77.77	676	2.76
550,000.01 - 600,000.00	27	15,648,885	1.94	579,588	6.417	71.47	691	11.00
600,000.01 - 650,000.00	46	29,174,778	3.62	634,234	6.593	75.81	664	0.00
650,000.01 - 700,000.00	2	1,388,255	0.17	694,127	6.250	67.49	650	0.00
750,000.01 - 800,000.00	5	3,913,845	0.49	782,769	6.604	70.97	722	20.40
850,000.01 - 900,000.00	7	6,129,343	0.76	875,620	6.872	63.83	701	14.16
900,000.01 - 950,000.00	1	903,178	0.11	903,178	7.625	70.00	687	0.00
950,000.01 - 1,000,000.00	7	6,882,622	0.85	983,232	6.855	65.55	657	0.00
1,000,000.01 >=	10	14,384,672	1.78	1,438,467	6.725	66.59	696	13.30
Total:	4,467	806,048,332	100.00	180,445	6.868	78.19	674	5.34

(1) Based of the unscaled balances

Distribution By Gross Coupon
Current Rate (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
4.501 - 5.000	12	2,012,810	0.25	167,734	4.906	55.01	721	24.12
5.001 - 5.500	113	19,572,367	2.48	173,207	5.381	58.32	712	29.47
5.501 - 6.000	336	59,870,353	7.58	178,186	5.857	64.64	686	20.44
6.001 - 6.500	842	195,003,738	24.69	231,596	6.356	72.67	672	7.13
6.501 - 7.000	1,186	222,583,407	28.18	187,676	6.801	78.65	665	2.83
7.001 - 7.500	1,050	163,706,201	20.72	155,911	7.313	84.89	672	1.41
7.501 - 8.000	753	97,366,219	12.33	129,304	7.782	87.78	684	0.89
8.001 - 8.500	147	22,602,604	2.86	153,759	8.256	85.76	681	1.56
8.501 - 9.000	21	5,106,534	0.65	243,168	8.776	80.80	680	0.00
9.001 - 9.500	6	2,048,417	0.26	341,403	9.419	80.95	671	0.00
9.501 - 10.000	1	54,716	0.01	54,716	9.875	44.80	622	0.00
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By FICO
FICO	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Not Available	11	2,679,091	0.34	243,554	6.842	75.68	0	93.70
541 - 560	1	44,128	0.01	44,128	5.875	76.67	557	100.00
581 - 600	3	712,086	0.09	237,362	6.103	61.83	595	68.24
601 - 620	58	9,169,915	1.16	158,102	6.747	78.90	619	11.32
621 - 640	1,018	201,864,397	25.55	198,295	6.841	79.81	631	1.77
641 - 660	1,187	222,332,214	28.15	187,306	6.856	80.11	651	1.68
661 - 680	441	74,750,010	9.46	169,501	7.095	77.15	670	4.94
681 - 700	489	78,822,457	9.98	161,191	6.932	75.81	690	7.11
701 - 720	389	63,414,311	8.03	163,019	6.853	76.39	711	6.05
721 - 740	267	43,935,095	5.56	164,551	6.861	77.08	730	5.56
741 - 760	233	36,384,519	4.61	156,157	6.826	76.12	750	15.44
761 - 780	205	31,132,401	3.94	151,865	6.716	74.38	770	18.30
781 - 800	132	20,234,378	2.56	153,291	6.691	74.20	789	14.60
801 - 820	33	4,452,364	0.56	134,920	6.602	69.54	807	22.08
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Lien Status
Lien Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
First Lien	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Original LTV
Original LTV (%)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
<= 50.00	274	44,101,525	5.58	160,954	6.210	40.25	688	7.09
50.01 - 55.00	73	16,630,332	2.11	227,813	6.272	52.41	693	11.43
55.01 - 60.00	125	25,341,073	3.21	202,729	6.350	57.93	673	5.80
60.01 - 65.00	165	41,490,128	5.25	251,455	6.297	63.69	677	5.08
65.01 - 70.00	371	63,161,160	8.00	170,246	6.625	69.05	674	6.37
70.01 - 75.00	371	71,161,117	9.01	191,809	6.699	73.80	679	4.31
75.01 - 80.00	1,011	213,937,378	27.08	211,610	6.785	79.44	678	7.82
80.01 - 85.00	151	25,939,052	3.28	171,782	6.927	83.60	659	7.16
85.01 - 90.00	1,511	212,562,778	26.91	140,677	7.278	89.66	674	3.09
90.01 - 95.00	404	74,722,271	9.46	184,956	7.297	94.80	648	0.91
95.01 - 100.00	11	880,551	0.11	80,050	7.147	99.84	726	77.90
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Documentation
Documentation	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Alternate	15	6,371,922	0.81	424,795	6.342	73.09	690	0.00
Full	308	42,212,361	5.34	137,053	6.185	74.73	711	100.00
Limited	1	166,449	0.02	166,449	6.250	95.00	767	0.00
No Doc	550	111,586,584	14.13	202,885	6.814	71.28	677	0.00
No Ratio	768	125,452,769	15.88	163,350	7.173	80.32	674	0.00
Reduced	837	172,723,232	21.87	206,360	6.721	76.47	681	0.00
Stated Doc	1,985	329,482,227	41.71	165,986	6.949	81.16	665	0.00
Streamline	3	1,931,820	0.24	643,940	6.185	76.59	675	0.00
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Loan Purpose
Loan Purpose	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Cash Out Refinance	1,743	355,755,951	45.04	204,106	6.660	73.44	661	5.17
Purchase	2,271	366,178,220	46.36	161,241	7.131	83.77	686	4.92
Rate Term Refinance	453	67,993,194	8.61	150,095	6.538	72.97	676	8.58
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Property Type
Property Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Townhouse	1	54,859	0.01	54,859	5.500	100.00	696	100.00
Condominium	332	57,880,743	7.33	174,340	7.080	78.61	686	6.72
Cooperative	6	1,230,081	0.16	205,014	6.450	69.50	718	19.69
Planned Unit Development	97	21,991,766	2.78	226,719	6.816	76.61	696	15.72
Single Family	3,333	572,808,848	72.51	171,860	6.786	78.33	669	5.06
Two- to Four-Family	698	135,961,068	17.21	194,787	7.134	77.76	684	4.11
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Occupancy Status
Occupancy Status	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Investor Occupied	2,221	277,808,247	35.17	125,083	7.161	78.42	700	6.73
Owner Occupied	2,105	484,122,798	61.29	229,987	6.703	78.02	659	4.14
Second Home	141	27,996,320	3.54	198,555	6.799	78.78	671	12.30
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By State
State	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
California	473	127,133,641	16.09	268,781	6.422	68.97	677	4.32
Florida	495	93,916,721	11.89	189,731	6.977	81.49	675	6.69
New York	362	92,695,365	11.73	256,065	6.785	74.20	682	6.42
New Jersey	271	68,041,422	8.61	251,075	7.132	78.37	662	3.38
Pennsylvania	284	31,944,501	4.04	112,481	7.044	82.31	669	3.78
Arizona	151	30,268,818	3.83	200,456	6.647	77.00	682	6.32
Texas	234	28,752,075	3.64	122,872	6.757	79.76	677	13.55
Maryland	119	22,761,101	2.88	191,270	6.859	81.20	660	1.07
Massachusetts	82	22,422,882	2.84	273,450	7.274	80.05	668	4.21
Virginia	98	21,431,373	2.71	218,687	7.079	80.80	670	4.63
Other	1,898	250,559,465	31.72	132,012	6.975	81.83	673	5.18
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Zip Code
Zip Code	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
10128	3	2,718,605	0.34	906,202	7.725	55.58	662	0.00
07047	5	2,183,803	0.28	436,761	7.010	80.04	676	0.00
11223	2	2,071,959	0.26	1,035,980	6.286	69.04	697	0.00
96734	1	1,956,447	0.25	1,956,447	6.500	50.31	717	0.00
33455	1	1,874,229	0.24	1,874,229	6.125	80.00	757	100.00
90011	7	1,839,065	0.23	262,724	6.688	72.78	670	0.00
11791	2	1,776,861	0.22	888,431	6.933	80.00	734	0.00
85296	5	1,766,508	0.22	353,302	6.807	76.95	685	0.00
11236	4	1,749,356	0.22	437,339	6.756	81.38	660	0.00
07032	5	1,648,424	0.21	329,685	7.026	81.93	646	0.00
Other	4,432	770,342,109	97.52	173,814	6.869	78.35	674	5.24
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Remaining Months To Maturity
Remaining Months to Maturity	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
1 - 60	1	136,544	0.02	136,544	6.000	87.70	778	100.00
61 - 120	10	1,143,486	0.14	114,349	6.109	69.69	699	51.17
121 - 180	612	78,607,651	9.95	128,444	6.001	66.42	696	26.03
181 - 240	3	445,035	0.06	148,345	6.250	72.23	664	15.25
241 - 300	3	524,330	0.07	174,777	5.783	84.17	709	100.00
301 - 360	3,838	709,070,319	89.76	184,750	6.967	79.51	671	2.88
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Product Type
Product Type	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
10 Yr Fxd	8	894,975	0.11	111,872	5.978	63.11	682	37.61
15 Yr Balloon	1	68,837	0.01	68,837	6.625	75.48	708	100.00
15 Yr Fxd	612	78,728,384	9.97	128,641	6.002	66.48	696	26.14
20 Yr Fxd	5	640,520	0.08	128,104	6.136	76.14	687	41.11
30 Yr Fxd	3,841	709,594,649	89.83	184,742	6.966	79.51	671	2.95
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Prepayment Penalty
Penalty (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
0	1,898	366,410,503	46.39	193,051	7.075	79.73	677	7.10
5	2	422,593	0.05	211,296	6.697	79.82	684	0.00
6	5	1,092,027	0.14	218,405	7.030	77.35	734	27.91
12	174	38,134,674	4.83	219,165	6.835	71.98	680	0.79
24	1,413	233,925,982	29.61	165,553	6.733	79.34	662	0.43
36	899	134,926,912	17.08	150,086	6.587	74.37	681	8.03
48	2	432,081	0.05	216,041	7.595	72.04	680	0.00
60	74	14,582,592	1.85	197,062	6.488	72.69	697	25.71
Total:	4,467	789,927,365	100.00	176,836	6.868	78.19	674	5.34

Distribution By Prepayment Penalty (Hard Style)
Penalty (months)	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
12	143	30,088,625	9.21	210,410	6.798	72.42	674	0.00
24	1,399	229,447,742	70.27	164,008	6.732	79.59	662	0.00
36	506	66,719,885	20.43	131,857	6.903	81.91	661	0.00
60	1	267,540	0.08	267,540	7.125	70.00	673	0.00
Total:	2,049	326,523,792	100.00	159,358	6.773	79.39	663	0.00

Distribution By PMI TYPE
PMI TYPE - LTV > 80	Number of Loans	Unpaid Principal Balance ($)	% of Pool by Principal Balance	Avg. Principal Balance ($)	Wtd. Avg. Gross Coupon (%)	Wtd. Avg. Orig. LTV (%)	Wtd. Avg. FICO	% Full Doc Loan
Assumed PMI Coverage	3	271,674	0.09	90,558	6.472	92.52	699	44.02
CMG	1	44,100	0.01	44,100	6.125	100.00	812	100.00
GEMICO	447	66,120,971	21.05	147,922	7.252	90.61	666	1.49
Lender Paid MI	16	5,974,791	1.90	373,424	8.084	92.67	707	6.40
MGIC	28	3,246,514	1.03	115,947	6.286	90.52	716	49.08
MI (MI Company Unknown)	1	290,227	0.09	290,227	6.250	87.35	735	100.00
No MI	41	6,107,078	1.94	148,953	6.778	88.44	726	60.67
Non-Insurable	1	115,739	0.04	115,739	8.000	81.29	673	0.00
PMI Mortgage Insurance	360	53,230,278	16.95	147,862	7.281	90.08	669	2.40
Pledge Asset	1	54,859	0.02	54,859	5.500	100.00	696	100.00
Radian Guaranty	258	40,127,545	12.78	155,533	7.205	90.62	664	2.25
Republic Mortgage Insurance	289	42,166,029	13.42	145,903	7.273	90.46	660	0.45
Triad Guaranty Insurance Co.	350	50,540,900	16.09	144,403	7.316	90.54	661	0.00
United Guaranty	281	45,813,948	14.59	163,039	7.209	90.14	662	0.53
Total:	2,077	314,104,652	100.00	151,230	7.253	90.41	667	3.12

FOR ADDITIONAL INFORMATION PLEASE CALL:

UBS Securities LLC

Asset Backed Finance
Shahid Quraishi	212-713-2728
Jay Lown	212-713-3670
Michael Leung	212-713-8661
Obi Nwokorie	212-713-3270
Glenn McIntyre	212-713-3180
Adrian Wu	212-713-3153
Soohuck Chun	212-713-1280
Michael Boyle	212-713-4129
Anthony Beshara	212-713-2804
Jennie Tom	212-713-4701
Elizabeth Szondy	212-713-6263

ABS Trading & Syndicate
Jack McCleary	212-713-4330
Stuart Lippman	212-713-2946
Joe Ruttle	212-713-2252

Rating Agency Contacts

Standard & Poor’s
Spencer Van Kirk	212-438-3135

Moody’s
Todd Swanson	415-274-1714